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                                                                    EXHIBIT 10.2


                           SECOND AMENDMENT AGREEMENT

            THIS AGREEMENT is made as of the 10th day of June, 1999, by and between COMPUTER LEARNING CENTERS, INC., a Delaware corporation ("Borrower"), and FIRST UNION NATIONAL BANK ("Lender").

                                    RECITALS

            R.1 Lender and Borrower are parties to a certain Credit Agreement dated December 23, 1996, as amended by a certain First Amendment Agreement dated as of October 30, 1998 (as amended, the "Credit Agreement").

            R.2 Borrower has requested that Lender waive a non-compliance by Borrower with the Credit Agreement and amend the Credit Agreement in certain respects, and Lender has agreed to do so upon the terms and conditions set forth in this Agreement.

            NOW, THEREFORE, in consideration of this Agreement, the parties hereto agree as follows.

            1. Defined Terms. All capitalized terms used in this Agreement without definition shall have the meanings assigned to such terms in the Credit Agreement.

            2. Amendment of Section 2 of the Credit Agreement. Notwithstanding the provisions of Subsection 2.7 of the Credit Agreement, no Conversions may be elected by Borrower or implemented until (a) the Fixed Charge Coverage Ratio shall be equal to or greater than 1.50 to 1.00 as at the end of any quarterly accounting period of Borrower ending after the date of this Agreement for the twelve (12)-month period then ending and (b) all of the other conditions set forth in Subsection 2.7 shall have been satisfied. The provisions of Subsection 2.7 shall be deemed amended in conformity with the foregoing provisions of this Section 2.

            3. Amendment of Section 7 of the Credit Agreement. Notwithstanding the provisions of Subsections 7.7, 7.9(e), 7.9(f), 7.12(b) and 7.12(d) of the Credit Agreement, until the Fixed Charge Coverage Ratio is equal to or greater than 1.50 to 1.00 as at the end of a quarterly accounting period of Borrower ending after the date of this Agreement for the twelve (12)-month period then ending, Borrower shall not make any Permitted Acquisitions, repurchase any securities of Borrower (except as permitted by Subsection 7.9(d) of the Credit Agreement and except for repurchases of securities of Borrower in an amount not exceeding Two Million Five Hundred Thousand Dollars ($2,500,000.00) to be used by Borrower for the purpose of satisfying its obligations in connection with settlement of the lawsuits consolidated in the United States District Court for the Eastern District of Virginia filed by purchasers of common stock of Borrower), make any Restricted Payments under Subsection 7.9(f) of the Credit Agreement


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(except for the repurchases of securities referred to above in an amount not exceeding Two Million Five Hundred Thousand Dollars ($2,500,000.00)), make any loan or loans to any Person or Persons under Subsection 7.12(b) of the Credit Agreement (except for loans to CLCQ and/or Delta College so long as CLCQ and/or Delta College are Subsidiaries of Borrower) and not exceeding at any time the aggregate amount of Two Million Dollars ($2,000,000.00), or make any Investments under Subsection 7.12(d) of the Credit Agreement. The provisions of Subsections 7.7, 7.9(e), 7.9(f), 7.12(b) and 7.12(d) of the Credit Agreement shall be deemed amended in conformity with the foregoing provisions of this Section 3(b).

            4. Representations and Warranties of Borrower. In order to induce Lender to enter into this Agreement, Borrower represents and warrants to Lender that:

                  (a) Borrower has the power and authority to execute, deliver and perform this Agreement and has taken all necessary action to authorize its execution, delivery and performance of this Agreement. No consent, approval or authorization of, or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with Borrower's execution, delivery and performance of this Agreement, except for those already duly obtained.

                  (b) This Agreement has been duly executed and delivered by Borrower, and constitutes the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms without defense, setoff or counterclaim. Borrower's execution, delivery and performance of this Agreement does not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon any property of Borrower or any Subsidiary of Borrower by reason of the terms of (a) any mortgage, lease, agreement, instrument or Contractual Obligation to which Borrower or any Subsidiary of Borrower is a party or which is binding upon it, (b) any Requirement of Law, or
(c) the articles of incorporation, as amended, or bylaws, as amended, of Borrower.

                  (c) Each of the representations and warranties of Borrower contained in the Credit Agreement and the First Amendment Agreement dated as of October 30, 1998, between Borrower and Lender, other than those contained Subsections 4.1, 4.2, 4.6, 4.9, 4.10 and 4.12 of the Credit Agreement, are correct and complete in all material respects as of the date hereof.

                  (d) There exists no Default or Event of Default as of the date hereof, giving effect to the provisions of this Agreement.

            5. Delivery of Secretary's Certificate. Contemporaneously with the execution and delivery of this Agreement, Borrower shall deliver to Lender, appropriately completed and duly executed, a Certificate of the Secretary of Borrower in the form attached hereto as Exhibit A.

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            6.    Waiver by Lender. Lender hereby waives the Event of Default resulting from Borrower's non-compliance with Subsection 7.1(b) of the Credit Agreement as at April 30, 1999. The foregoing waiver is strictly limited and shall not constitute or be construed to operate, by implication or course of dealing or otherwise, as a waiver of, or a commitment by Lender to waive, any other similar or dissimilar non-compliances or Events of Default which have occurred or may occur in the future.

            7. No Defenses or Claims. In order to induce Lender to enter into this Agreement, Borrower acknowledges and represents to Lender that it has no defense, setoff, cause of action or claim of any kind against Lender on account of actions heretofore taken or not taken by Lender or otherwise, which can be asserted as a basis to seek affirmative relief or damages from Lender or to reduce or eliminate any obligations of Borrower to Lender.

            8. No Novation or Waiver. Borrower and Lender intend that the execution and delivery of this Agreement shall not constitute or be construed to operate as a novation of the Credit Agreement or any obligations of Borrower evidenced by any of the Credit Documents or as a novation of any security interests or other Liens directly or indirectly securing any of such obligations. Except as otherwise specifically set forth in this Agreement, nothing contained in this Agreement or in any prior oral or written communications from or on behalf of Lender to Borrower shall constitute or be construed to operate as a waiver by Lender of any Defaults or Events of Default which have occurred or of any rights or remedies heretofore or hereafter accruing to Lender on account of any such Default or Event of Default or any other Default or Event of Default.

            9. Expenses. Whether or not the transactions contemplated hereby are consummated, Borrower agrees to pay to Lender all costs and expenses that Lender has paid or incurred or subsequently pays or incurs in connection with the development, preparation, negotiation and execution of this Agreement, all as further provided in Section 9.6 of the Credit Agreement.

            10. Ratification of Documents and Obligations. Borrower and Lender hereby ratify and confirm the Credit Agreement (as amended pursuant hereto), the Revolving Credit Note, the Borrower Security Agreement and the other Credit Documents, and agree that the same, and all obligations of the parties thereunder, shall remain in full force and effect.

            11. Binding Nature, Merger, Counterparts and Choice of Law. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party. This Agreement contains the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby and thereby, and no agreement, statement or promise made by any party, or by any employee, officer, agent or attorney of any party, which is not contained herein or therein, shall be valid or binding. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when so executed

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and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement. This Agreement, and the rights and obligations of the parties hereunder, shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Maryland, exclusive of principles of conflicts of laws.

            IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement under seal as of the date first above written.

                                    COMPUTER LEARNING CENTERS, INC.

                                    By:(SEAL)
                                       Name:
                                       Title:

                                    FIRST UNION NATIONAL BANK

                                    By:(SEAL)
                                       Name:
                                       Title:

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